UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 28, 2015
Date of Report
(Date of earliest event reported)

MSB Financial Corp.
(Exact name of Registrant as specified in its Charter)

United States	001-33246	34-1981437
(State or other jurisdiction of incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

1902 Long Hill Road, Millington, New Jersey	07946-0417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(908) 647-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

MSB FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors,
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           On May 28, 2015, MSB Financial Corp. (the “Company”) announced that Jeffrey E. Smith, the Company’s Chief Financial Officer, would be retiring effective June 4, 2015.  As previously disclosed in the Company’s Current Report on Form 8-K dated February 9, 2015, Robert G. Russell, Jr., Senior Vice President and Chief Operating Officer, is currently serving as Acting Chief Financial Officer as Mr. Smith has been on extended medical leave.  The Company anticipates that Mr. Russell will continue to serve as Acting Chief Financial Officer until the Company is able to find a replacement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSB FINANCIAL CORP.
	By:	/s/ Michael A. Shriner
Date: May 29, 2015		Michael A. Shriner President and Chief Executive Officer